SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant [x]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:
                         [  ] Preliminary Proxy Statement
             [ ] Confidential, for Use of the Commission Only (as permitted by
                     Rule 14a-6(e)(2)
                         [ ] Definitive Proxy Statement
                       [X] Definitive Additional Materials
      [ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Strong Equity Funds, Inc.
                (Name of Registrant as Specified in its Charter)
              _______________________________________________________

         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

                  Payment of Filing Fee (Check the appropriate box):
                  [x]  No fee required.
                  [ ]  Fee computed on table below per Exchange Act
                       Rules 14a-6(i) and 0-11. 1) Title of each class
                       of securities to which transaction applies:
                -------------------------------------------------
                  2) Aggregate number of securities to which
                     transaction applies:
                 ----------------------------------------------
                  3) Per unit price or other underlying value of
                     transaction computed pursuant to Exchange
                     Act Rule 0-11: *
                  --------------------------------------------
                  4) Proposed maximum aggregate value of
                     transaction:
               ---------------------------------------------------
                  5) Total fee paid:
               ---------------------------------------------------
         * Set forth the amount on which the filing fee is calculated and state how it was determined.

        [  ]     Fee paid previously with preliminary materials.
        [  ]     Check box if any part of the fee is offset as provided by
                 Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 1) Amount Previously Paid:____________________________________
                 2) Form, Schedule or Registration Statement No.: _____________
                 3) Filing Party: _____________________________________________
                 4) Date Filed: ____________________________

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                        STRONG PROXY VOTING INSTRUCTIONS

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                                        The  accompanying  proxy   statement outlines an  important  issue  affecting
                                        your fund.  Please take time to read the accompanying  proxy statement, and then cast your vote.  There are three ways to vote - choose  the  method  that's  most convenient for you.
--------------------------------------- -------------------------------------------------------------------------------
--------------------------------------- -------------------------------------------------------------------------------
[PICTURE OF PHONE]                      1.       VOTE BY TELEPHONE
                                                 Just call our dedicated proxy voting number: 1-866-241-6192.  It's
CALL 1-866241-6192                               available  24 hours  a day,  7 days a  week. Then enter the  control number from your proxy card and follow the  voice  prompts to record your vote.
--------------------------------------- -------------------------------------------------------------------------------
--------------------------------------- -------------------------------------------------------------------------------
[PICTURE OF KEYBOARD]                   2.       VOTE BY INTERNET
                                                 Visit our proxy voting web site, HTTP://PROXY.STRONG.COM.  Please
VISIT OUR WEB SITE,                              review the proxy  information,  click on the voting button, and follow
HTTP://PROXY.STRONG.COM                          the instructions that will appear.
--------------------------------------- -------------------------------------------------------------------------------
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[PICTURE OF REPLY ENVELOPE]             3.       VOTE BY MAIL
                                                 Simply fill out the proxy card and return it to us in the enclosed
RETURN THE                                       postpaid envelope.  There is no need to return the card if you vote
ENCLOSED REPLY CARD                              by phone or Internet.
--------------------------------------- -------------------------------------------------------------------------------
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                                        REMEMBER - YOUR VOTE MATTERS.  SO FOLLOW ONE OF THESE EASY STEPS TODAY!

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                                        [STRONG LOGO]
                                        SECURITIES OFFERED BY STRONG INVESTMENTS, INC.

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


Our records indicate that you have elected to receive statements and regulatory documents via e-mail. This e-mail serves as notice that the proxy materials for the [Name of Fund] [Type of Meeting] Shareholder Meeting, to be held on [Date], are available at [URL for proxy statement].

To view the  proxy  materials  you will  need  Adobe  Acrobat  Reader,  which is
available    free    of    charge    at    the    following    Internet    site:
HTTP://WWW.ADOBE.COM/PRODUCTS/ACROBAT/READSTEP.HTML.

You can enter your voting instructions at the following Internet site: http://proxy.strong.com. To vote, you will need the control number(s) below. If you have multiple accounts, you must provide voting instructions for each account separately.

CONTROL NUMBER:  [88888888888888]

[Multiple accounts will be repeated in the same format here.]

To view your eDocuments  profile or to unsubscribe from e-mail  notifications of
statements       and       regulatory        documents,        click       here:
HTTPS://STRONGONE.ESTRONG.COM/MYSTRONG/HTML/LOGIN.HTM?STRT=ONLINE&EXP=
1256065536867.

If you have questions regarding the proxy or voting, please contact [Name of Contact] at [Number].

Thank you for investing with Strong.

STRONG FUNDS - INBOUND PHONE SCRIPT

GOOD _____________ (MORNING, AFTERNOON, EVENING), THIS IS THE PROXY SERVICES CENTER, MY NAME IS ____________(FIRST NAME), YOU ARE ON A RECORDED LINE, HOW MAY I HELP YOU?

THE SHAREHOLDER IS MOST LIKELY CALLING IN TO ASK YOU QUESTIONS OR TO VOTE. THEY SHOULD HAVE THEIR PROXY PACKAGE HANDY. ASK THEM TO READ YOU THE CONTROL NUMBER ON THEIR PROXY CARD SO YOU CAN IDENTIFY WHAT TYPE OF SHAREHOLDER IS CALLING IN.

ADDRESS THE SHAREHOLDERS  NEEDS, AFTER YOU HAVE ANSWERED THEIR QUESTIONS YOU MAY
SAY: IF IT IS CONVENIENT FOR YOU, I CAN RECORD YOUR VOTE OVER THE TELEPHONE RIGHT NOW. IS IT CONVENIENT?

IF THE SHAREHOLDER IS WILLING TO VOTE OVER THE PHONE CONTINUE AS FOLLOWS: THIS CALL IS BEING RECORDED TO ENSURE THE ACCURACY OF YOUR VOTE.

MAY I PLEASE HAVE YOUR CONTROL NUMBER (THAT IS THE 14 DIGIT CONTROL NUMBER PRINTED ON YOUR PROXY CARD).

MAY I PLEASE HAVE YOUR NAME AND STREET ADDRESS?

THE PROPOSAL HAS BEEN REVIEWED BY THE BOARD AND, AFTER CONSIDERATION, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL. WOULD YOU LIKE TO VOTE FOR THE PROPOSAL? IF THE SHAREHOLDER DOES NOT WISH TO VOTE AS THE BOARD RECOMMENDS THEN READ THEM THE PROPOSAL AND ASK IF THEY WOULD LIKE TO VOTE FOR, AGAINST OR ABSTAIN ( YOU MAY DO THIS BY CLICKING ON YOUR VOTE NOW LINK).

YOUR VOTE HAS BEEN RECORDED.  YOU HAVE VOTED ______, IS THAT CORRECT?

IN THE NEXT 72 HOURS A CONFIRMATION WILL BE MAILED TO YOU.

IS THERE ANYTHING ELSE TODAY?

IF THE SHAREHOLDER HAS A NON-RELATED PROXY QUESTION OR IF THEY ASK QUESTIONS ABOUT OTHER THINGS RELATED TO THE STRONG FUNDS, PLEASE TRANSFER THEM TO STRONG FUNDS AT 1-800-368-3863.

THANK YOU FOR CALLING.

OUTBOUND PHONE SCRIPT - STRONG ADVISOR MID CAP GROWTH FUND

Hello, my name is____________ and I am calling on behalf of the Strong Advisor Mid Cap Growth Fund. May I please speak with____________________.

Thank you for taking my call.

I am calling to let you know that a meeting will be held on October 31, 2003 for shareholders to vote on an important proposal for the Advisor Mid Cap Growth Fund. Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your wishes.

Have you received your package containing this information?

Are you familiar with the proposal? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name, street address and last four digits of your social security number?

The  Board  of  Directors  has  unanimously   approved  the  Reorganization  and
recommends a vote "FOR" the proposal. Would you like to vote as the Board recommends? (IF THE SHAREHOLDER DOES NOT WISH TO VOTE AS THE BOARD RECOMMENDS THEN ASK THEM IF THEY WOULD LIKE TO VOTE ON EACH INDIVIDUAL PROPOSAL AND REVIEW EACH PROPOSAL WITH THEM - YOU CAN DO THIS BY CLICKING ON THE VOTE NOW LINK TO REVIEW THEIR VOTE CARD)

Your vote has been recorded.  You have voted_______, is that correct?

In the next 72 hours a confirmation of your vote will be mailed to you. Thank you for your time.

IF THE SHAREHOLDER HAS A NON-RELATED PROXY QUESTION OR IF THEY ASK QUESTIONS ABOUT OTHER THINGS RELATED TO THE STRONG FUNDS, PLEASE TRANSFER THEM TO STRONG FUNDS AT 1-800-368-3863.

OUTBOUND  PHONE  SCRIPT - STRONG  LARGE CAP CORE FUND AND STRONG MULTI CAP VALUE
FUND

Hello, my name is____________ and I am calling on behalf of the Strong Large Cap
Core   Fund  and   Strong   Multi   Cap   Value   Fund.   May  I  please   speak
with____________________.

Thank you for taking my call.

I am calling to let you know that a meeting will be held on October 31, 2003 for shareholders to vote on an important proposal for the Strong Large Cap Core Fund and Strong Multi Cap Value Fund. Before I continue, I'd like you to know this call is being recorded to ensure we accurately represent your wishes.

Have you received your package containing this information?

Are you familiar with the proposal? May I assist you with any questions?

If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name, street address and last four digits of your social security number?

The  Board  of  Directors  has  unanimously   approved  the  Reorganization  and
recommends a vote "FOR" the proposal. Would you like to vote as the Board recommends? (IF THE SHAREHOLDER DOES NOT WISH TO VOTE AS THE BOARD RECOMMENDS THEN ASK THEM IF THEY WOULD LIKE TO VOTE ON EACH INDIVIDUAL PROPOSAL AND REVIEW EACH PROPOSAL WITH THEM - YOU CAN DO THIS BY CLICKING ON THE VOTE NOW LINK TO REVIEW THEIR VOTE CARD)

Your vote has been recorded.  You have voted_______, is that correct?

In the next 72 hours a confirmation of your vote will be mailed to you. Thank you for your time.

IF THE SHAREHOLDER HAS A NON-RELATED PROXY QUESTION OR IF THEY ASK QUESTIONS ABOUT OTHER THINGS RELATED TO THE STRONG FUNDS, PLEASE TRANSFER THEM TO STRONG FUNDS AT 1-800-368-3863.

                              A L A M O  D I R E C T
                        TOUCH-TONE TELEPHONE VOTING SCRIPT


OPENING: WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL HEAR: "WELCOME! PLEASE ENTER THE CONTROL NUMBER LOCATED ON YOUR PROXY CARD."

WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:
"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE STRONG ADVISOR MID CAP GROWTH FUND." "THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL."

"PROPOSAL 1:  TO VOTE FOR PRESS 1.    AGAINST PRESS 9.      ABSTAIN PRESS 0."

"TO HEAR HOW YOU HAVE VOTED, PRESS 1." "TO CANCEL ALL YOUR VOTES, PRESS 2." "TO SAVE HOW YOU HAVE VOTED, PRESS 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"YOUR VOTES WILL BE SAVED AUTOMATICALLY SHOULD YOU DECIDE TO HANG UP DURING VOTE PLAYBACK."

"YOUR VOTES HAVE BEEN CAST AS FOLLOWS (THE SHAREHOLDER'S VOTE FOR THAT PROPOSAL IS GIVEN)" "TO HEAR HOW YOU HAVE VOTED, PRESS 1." "TO CANCEL ALL YOUR VOTES, PRESS 2." "TO SAVE HOW YOU HAVE VOTED, PRESS 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:
"YOUR VOTES HAVE BEEN CANCELED." "IF YOU WOULD LIKE TO START THE VOTING PROCESS AGAIN, PRESS 1 NOW." "TO END THIS CALL, PRESS 0 NOW."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:
"YOUR VOTES HAVE BEEN SAVED." "IF YOU WOULD LIKE TO START THE VOTING PROCESS AGAIN, PRESS 1 NOW." "TO END THIS CALL PRESS 0 NOW."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE "PLEASE ENTER THE CONTROL NUMBER" SPEECH (ABOVE)

IF SHAREHOLDER ELECTS TO END THE CALL HE/SHE WILL HEAR:
"THANK YOU FOR VOTING."

CALL IS TERMINATED.


                              A L A M O D I R E C T
                         TOUCH-TONE TELEPHONE VOTING SCRIPT


WHEN CONNECTED TO THE TOLL-FREE  NUMBER  1-866-241-6192,  THE  SHAREHOLDER  WILL
HEAR:
"WELCOME! PLEASE ENTER THE CONTROL NUMBER LOCATED ON YOUR PROXY CARD."

WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:
"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE STRONG LARGE CAP CORE FUND AND STRONG MULTI CAP VALUE FUND". "THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL."

"PROPOSAL 1A:   TO VOTE FOR PRESS 1.    AGAINST PRESS 9.      ABSTAIN PRESS 0."
"PROPOSAL 1B:   TO VOTE FOR PRESS 1.    AGAINST PRESS 9.      ABSTAIN PRESS 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL HOLDINGS AND PROPOSALS, HE/SHE WILL HEAR:
"TO HEAR HOW YOU HAVE VOTED, PRESS 1."      "TO CANCEL ALL YOUR VOTES, PRESS 2."
"TO SAVE HOW YOU HAVE VOTED, PRESS 3."

IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR:
"YOUR VOTES WILL BE SAVED AUTOMATICALLY SHOULD YOU DECIDE TO HANG UP DURING VOTE PLAYBACK." "YOUR VOTES HAVE BEEN CAST AS FOLLOWS (VOTE FOR EACH PROPOSAL AND HOLDING ARE GIVEN)." "TO HEAR HOW YOU HAVE VOTED, PRESS 1." "TO CANCEL ALL YOUR VOTES, PRESS 2." "TO SAVE HOW YOU HAVE VOTED, PRESS 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"YOUR VOTES HAVE BEEN CANCELED." "IF YOU WOULD LIKE TO START THE VOTING PROCESS AGAIN, PRESS 1 NOW." "TO END THIS CALL, PRESS 0 NOW."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:
"YOUR VOTES HAVE BEEN SAVED." "IF YOU WOULD LIKE TO START THE VOTING PROCESS AGAIN, PRESS 1 NOW." "TO END THIS CALL PRESS 0 NOW."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH
"PLEASE ENTER THE CONTROL NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"THANK YOU FOR VOTING."

CALL IS TERMINATED.

E-MAIL TO PLAN SPONSORS WITH THE FUND




SUBJECT: Reorganizaton Proposal for the Strong Advisor Mid Cap Growth Fund

Recently, information and a proxy solicitation were issued regarding a proposed reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund. Final approval of this reorganization will be determined at a meeting of the Fund's shareholders on October 31, 2003.

If the reorganization is approved, the change is expected to take effect after the market close on or about November 7, 2003. Because of this timeframe, we need to notify you now about how this change would affect your retirement plan.


If the reorganization is approved, the shares your plan holds in the Strong Advisor Mid Cap Growth Fund will be automatically exchanged for an equal value of shares of the Strong Growth Fund. Participant account balances and future contribution elections will be directed to the Strong Growth Fund.

Both of these Funds have similar objectives and investment strategies. The reorganization would allow shareholders of the Strong Advisor Mid Cap Growth Fund to benefit from a larger asset base and anticipated economies of scale. A profile sheet for the Strong Growth Fund is attached, or you can click on the following link to view a prospectus:

http://a584.g.akamai.net/7/584/1326/20030715/www.estrong.com/strong/pdf_forms/
pro_growth.pdf


If your plan does not currently include the Strong Growth Fund, we will automatically add it to your lineup on or about November 7, 2003 unless we hear from you before September 30, 2003. If the Strong Advisor Mid Cap Growth Fund is a frozen option in your plan, the Strong Growth Fund will also be frozen.


We will send you another e-mail when we have the final outcome of the shareholder vote. If the proposal passes, you will also receive a participant communication to forward on to your employees to let them know of this change. If the proposed reorganization is not approved, none of these changes will take effect for your plan.

If you would like to make a change to your lineup other than the one described here or if you have any questions, please call your Strong representative.



 [Strong Growth Fund profile sheet e-mail attachment]


Strong Investments, Inc.
RP

E-MAIL TO PLAN SPONSORS WITH THE FUND



SUBJECT: Reorganizaton Proposal for the Strong Multi Cap Value Fund

Recently, information and a proxy solicitation were issued regarding a proposed reorganization of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund. Final approval of this reorganization will be determined at a meeting of the Fund's shareholders on October 31, 2003.

If the reorganization is approved, the change is expected to take effect after the market close on or about November 7, 2003. Because of this timeframe, we need to notify you now about how this change would affect your retirement plan.

If the reorganization is approved, the shares your plan holds in the Strong Multi Cap Value Fund will be automatically exchanged for an equal value of shares of the Strong Advisor Small Cap Value Fund. Participant account balances and future contribution elections will be directed to the Strong Advisor Small Cap Value Fund.

Both of these Funds have similar objectives and investment strategies. The reorganization would allow shareholders of the Strong Multi Cap Value Fund to benefit from a larger asset base and anticipated economies of scale. A profile sheet for the Strong Advisor Small Cap Value Fund is attached, or you can click on the following link to view a prospectus:

http://a584.g.akamai.net/7/584/1326/200300804/www.estrong.com/strong/pdf_forms/
pro_advequityz.pdf

If your plan does not currently include the Strong Advisor Small Cap Value Fund, we will automatically add it to your lineup on or about November 7, 2003 unless we hear from you before September 30, 2003. If the Strong Multi Cap Value Fund is a frozen option in your plan, the Strong Advisor Small Cap Value Fund will also be frozen.

We will send you another e-mail when we have the final outcome of the shareholder vote. If the proposal passes, you will also receive a participant communication to forward on to your employees to let them know of this change. If the proposed reorganization is not approved, none of these changes will take effect for your plan.

If you would like to make a change to your lineup other than the one described here or if you have any questions, please call your Strong representative.



 [Strong Advisor Small Cap Value Fund profile sheet e-mail attachment]


Strong Investments, Inc.
RP

                              QUESTIONS AND ANSWERS
  FOR THE  REORGANIZATION  OF THE STRONG  ADVISOR  MID CAP GROWTH  FUND WITH THE
   STRONG GROWTH FUND, STRONG LARGE CAP CORE FUND WITH THE STRONG GROWTH AND INCOME FUND, AND THE STRONG MULTI CAP VALUE FUND WITH THE STRONG ADVISOR
                              SMALL CAP VALUE FUND


Q.   WHY ARE THESE FUNDS REORGANIZING?

A. On August 1, 2003 the Board of Directors approved submitting the following fund reorganizations to shareholders of the Advisor Mid Cap Growth, Large Cap Core, and Multi Cap Value Funds.


                                                  REORGANIZING INTO:
     Advisor Mid Cap Growth-Classes A & B   Growth-Advisor Class
     Advisor Mid Cap Growth-Class C         Growth-Class C
     Advisor Mid Cap Growth-Class Z         Growth-Investor Class
     Large Cap Core                         Growth & Income-Investor Class
     Multi Cap Value                        Advisor Small Cap Value-Class Z


Q:   WHY ARE WE MERGING THESE FUNDS?

A: The proposed reorganizations are designed, in part, to eliminate certain funds in the Strong mutual fund lineup with potentially duplicative investment strategies and objectives that have limited growth potential. Shareholders will benefit from, among other things:

     o The Funds are merging into other funds that are managed in similar ways. (Although this is not a reason for why they are merging.)
     o    Lower expense ratios in the destination funds.
     o Note that, with respect to the reorganization of the Multi Cap Value Fund into the Advisor Small Cap Value Fund, Charles Rinaldi serves as portfolio manager to both Funds.

Q.   HAS THE BOARD OF DIRECTORS APPROVED THE REORGANIZATION PROPOSAL?

A. The Board of Directors unanimously agreed that each reorganization is in the Funds' and the shareholders' best interests.

Q.   WHAT IS THE TIMETABLE FOR THE REORGANIZATIONS?

A. The Advisor Mid Cap Growth, Large Cap Core, and Multi Cap Value Funds will close to new investors on August 22, 2003. Pending shareholder approval, each reorganization is expected to take effect shortly after the shareholder meeting, currently scheduled for October 31, 2003.

Q.   WHAT WILL I RECEIVE IN EXCHANGE FOR MY CURRENT SHARES?

A. If you are a shareholder of the Advisor Mid Cap Growth Fund, Large Cap Core Fund, or Multi Cap Value Fund, a new account will be created and credited shares of the Growth Fund, Growth and Income Fund, and Advisor Small Cap Value Fund, respectively.

Q.   WILL THE REORGANIZATION RESULT IN ANY TAX LIABILITY TO ME?

A. Each reorganization is intended to be tax free for federal income tax purposes.

Q.   CAN I EXCHANGE OR REDEEM MY SHARES BEFORE THE REORGANIZATIONS TAKE PLACE?

A. Yes. You may exchange your shares for shares of another Strong Fund, or redeem your shares, at any time before the reorganizations take place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction. In addition, you will be charged any applicable contingent deferred sales charge on your exchange or redemption of Advisor Mid Cap Growth Fund shares.

Q:   WHAT  WILL  HAPPEN  TO THE  PRICE OF THE  RECEIVING  FUND ON THE DAY OF THE
     MERGER?

A: The actual act of reorganizing a fund does not impact the share price of a fund; however, the securities may be impacted by market events causing the share price to change the day of the reorganization.

Q: WHAT WILL HAPPEN WITH DIVIDEND DISTRIBUTIONS BECAUSE OF THE UPCOMING REORGANIZATION?

A: If the Fund being reorganized has any distributable income, the Fund will distribute these monies prior to the reorganization. Currently, none of the Funds being reorganized are expected to make a distribution.

Q: HOW WILL MY FUND BE IMPACTED BY CAPITAL GAINS AS A RESULT OF THE REORGANIZATION?

A: If the Fund being reorganized has any realized capital gains, the Fund will distribute these gains prior to the reorganization. Shareholders of the reorganized Funds will thus receive this capital gain distribution. The shareholders of the receiving Funds will not be impacted by these realized capital gains, however, any unrealized gains may impact them should the reorganization take place.

Q:   HOW WILL MY COST BASIS BE AFFECTED BY THE REORGANIZATION?

A: When a mutual fund reorganizes into another mutual fund and the reorganization qualifies as tax free, the cost basis is carried over to the new account. In other words, the basis of the new account will be the same as the basis (net cumulative investment) of the old account. This movement of funds is a non-taxable transaction and the correct basis will be updated to the new account. It will take 2-3 business days after the reorganization for the cost basis data to be updated to the new account. If the shareholder has an unrealized book gain (loss), the same total unrealized gain (loss) is transferred into the new account. The reorganization ratio for the average cost per share will be the NAV of the incoming fund divided by the NAV of the outgoing fund on the day of the reorganization.

         For Example:

         REORGANIZATION MULTIPLIER

                  = LARGE CAP CORE PRICE PER SHARE AT MARKET CLOSE
                     Growth & Income Price Per Share at Market Close


         NEW GROWTH & INCOME SHARE AMOUNT

                  = Reorganization Multiplier x Large Cap Core Shares Owned


         GROWTH & INCOME AVERAGE COST PER SHARE

                  = LARGE CAP CORE AVERAGE COST PER SHARE
                           Reorganization Multiplier

Q: ARE THE ASSETS OF THE REORGANIZED FUND MOVING IN KIND OR ARE THEY BEING LIQUIDATED AND THEN MOVED INTO THE RECEIVING FUND?

A: The assets of the reorganized Funds will be transferred-in-kind into the receiving Funds.

Q:   WHAT WILL HAPPEN TO AIPS ON THE REORGANIZED FUNDS?

A: The Automatic Investment Plan will be automatically stopped on the "from" account and moved to the new account. No action is needed on the part of the client.


Q: WILL THE HISTORICAL PERFORMANCE RECORD OF THE FUNDS CHANGE AFTER THE REORGANIZATION?

A: The historical performance record will in each case be that of the acquiring Fund.

Q: WILL OUR WEBSITE PROVIDE CLIENTS WITH ANY INFORMATION REGARDING THE FUND REORGANIZATIONS?

A: A message will be placed on the website next week specifically about this event, TO ADVISE OF THE FUNDS CLOSING TO NEW SHAREHOLDERS.

Q: WHEN CLIENTS LOG ONTO THEIR ACCOUNTS ONLINE AFTER THE REORGANIZATION, WILL THEY SEE THEIR NEW ACCOUNT NUMBER OR WILL THEY NEED TO LINK IT INTO VIEW?

A: After the reorganization, the new accounts will link automatically allowing clients to see all of their accounts online.


OPERATIONAL ISSUES FOR RETAIL (PAR) ACCOUNTS

Q: WILL SHAREHOLDERS OF THE FUNDS BEING REORGANIZED RECEIVE NEW ACCOUNT NUMBERS AFTER THE REORGANIZATION?

A: The three-digit fund number will change, but the core 10-digit account number will be replicated in the new fund. (Some, though few, exceptions may apply in cases where the number has previously been assigned to an existing shareholder.)

Q:   WILL ALL OTHER ACCOUNT OPTIONS BE COPIED TO THE NEW FUND ACCOUNT?

A: All other account options (SWPs, auto exchanges, phone purchase, phone redemption) will be copied over from the previous account setup.

Q: WILL PAYROLL DIRECT DEPOSITS BE AUTOMATICALLY DEPOSITED INTO THE NEW FUND ACCOUNTS AFTER THE REORGANIZATION?

A: The Payroll Direct Deposit will be manually deposited into the new account. We will then contact the sending institution to provide the new account number for future direct deposits. No action is needed on the part of the client.

Q: WHAT IF A SHAREHOLDER HAD MONEY COMING INTO AN ACCOUNT BEING MERGED FROM ANOTHER STRONG FUND (FLEXI VEST/SWP/SLAB)?

A: The flexivest/Swp/Slab will be moved automatically to the new account, whenever possible.

Q: SOME OF OUR SHAREHOLDERS HAVE AN ACCOUNT IN A FUND BEING REORGANIZED AS WELL AS AN ACCOUNT TO WHICH THAT SAME FUND WILL BE REORGANIZED INTO. WILL THE OLD FUND BE REORGANIZED INTO THE CLIENT'S EXISTING ACCOUNTS?

A: Rather than make an investment decision for a client and have the funds moved to the existing account, a new and separate account will be established for the client.

Prior to the reorganization, shareholders can exchange money from one Fund into an existing Fund (this may be a taxable transaction).

After the reorganization, if the shareholder would like to combine two accounts (the new one and their previously existing account), please check "Transfer in Kind" on the Telephone Exchange / Transfer -in- Kind form. Please also request that a stop code of 4 and a comment be put on the account that is being closed out so that it isn't inadvertently reactivated.



OPERATIONAL ISSUES FOR BROKERAGE ACCOUNTS

Q: WILL THE REORGANIZATION BE HANDLED THE SAME WAY FOR BOTH BROKERAGE ACCOUNTS AND PAR ACCOUNTS?

A: For the most part, the reorganization will take place on brokerage accounts in the same manner as Par accounts. However, the position will be displayed in Brokerage on day 2 after the reorganization.

Q:   HOW WILL WE HANDLE PIPS AND SWPS?

A: All PIPs and SWPs will be canceled from the reorganized position, and will be re-activated on the new fund position after the reorganization has been completed.

Q: WHEN WILL STRONG DIRECT AND ONLINE ACCOUNT ACCESS BE UPDATED TO REFLECT THE REORGANIZATIONS?

A: Strong Direct and Online Account Access will both be updated to reflect the reorganizations that will take effect shortly after the shareholder meeting, currently scheduled for October 31, 2003.

Q:   WHAT IF A CLIENT HAS ADDITIONAL QUESTIONS BEYOND THIS Q&A?

A: Calls can be transferred to the Client Service Team for additional information on the reorganization and its impact on a client's investment. If CST is unavailable by phone, an A priority BRO Track case can be established.

Picture of Pen] ADVISOR MID CAP GROWTH FUND PROXY

VOTE NOW-SELECT YOUR PROXY CARD TYPE BELOW
To vote on this proxy, please select the 12- or 14-digit control number button.

[12-Digit Control Number Button] [14-Digit Control Number Button]

At the special shareholder meeting on October 31, 2003, shareholders will vote on whether to approve a Plan of Reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund.

Following approval at the shareholder meeting, shareholders' accounts in the Strong Advisor Mid Cap Growth Fund will automatically be converted-on a tax-free basis-into shares of the Strong Growth Fund with a value equivalent to the value of the account in the Strong Advisor Mid Cap Growth Fund on the conversion date.

ANY PERSON WHO OWNED SHARES OF THE ADVISOR MID CAP GROWTH FUND AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FRIDAY, AUGUST 29, 2003 (RECORD DATE), GETS TO VOTE-EVEN IF THE INVESTOR LATER SOLD THE SHARES.
--------------------------------------------------------------------------------

 VOTE NOW

 If you have a 12-DIGIT control number on your proxy card, VOTE HERE. If you have a 14-DIGIT control number on your proxy card, VOTE HERE.

[Picture of Pen] MULTI CAP VALUE FUND PROXY

VOTE NOW-SELECT YOUR PROXY CARD TYPE BELOW
To vote on this proxy, please select the 12- or 14-digit control number button.

[12-Digit Control Number Button] [14-Digit Control Number Button]

At the special shareholder meeting on October 31, 2003, shareholders will vote on whether to approve an Agreement and Plan of Reorganization of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund.

Following approval at the shareholder meeting, shareholders' accounts in the Strong Multi Cap Value Fund will automatically be converted-on a tax-free basis-into shares of the Strong Advisor Small Cap Value Fund with a value equivalent to the value of the account in the Strong Multi Cap Value Fund on the conversion date.

ANY PERSON WHO OWNED SHARES OF THE MULTI CAP VALUE FUND AS OF THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FRIDAY, AUGUST 29, 2003 (RECORD DATE), GETS TO VOTE-EVEN IF THE INVESTOR LATER SOLD THE SHARES.
--------------------------------------------------------------------------------

 VOTE NOW

 If you have a 12-DIGIT control number on your proxy card, VOTE HERE. If you have a 14-DIGIT control number on your proxy card, VOTE HERE.

[Picture of Pen] FREQUENTLY ASKED QUESTIONS

WHAT DOES IT MEAN TO BE REPRESENTED BY PROXY?
Being represented by proxy means that you have appointed someone else to act on your behalf--as your proxy--at the shareholder meeting. Your appointed proxy must vote each proposal according to the instructions you provided.

HOW DOES MY FUND'S BOARD OF DIRECTORS WANT ME TO VOTE? The Board of Directors unanimously recommends a vote FOR the proposals.

WITH SO MANY SHAREHOLDERS IN THE FUND, WHY SHOULD I VOTE?
Your vote certainly makes a difference. If shareholders fail to vote their proxies, your fund may not receive enough votes to go forward with its meeting. If this happens, proxies may need to be solicited again.

HOW DO I VOTE?
You may vote in any one of four ways:

[Arrow]BY TOUCH-TONE TELEPHONE
Just call the toll-free number given in your proxy materials and follow the instructions to record your vote.
[Arrow]BY COMPUTER Cast your vote online by selecting the appropriate control number button.
[Arrow] BY MAIL
Complete  the proxy card and mail it back in the envelope  provided.
[Arrow] IN PERSON Attend the shareholder meeting and cast your vote in person.

We encourage you to vote by telephone or by Internet as these save costs.

SHOULD I SEND IN THE CARD AND VOTE BY TELEPHONE OR INTERNET?
NO. You need only vote using one method. The only reason for you to vote again would be to change your previous vote.

HOW DO I VOTE ON THE INTERNET?
1 Have your proxy card ready.
2 Select the Strong Fund you are being asked to vote on:
o        Advisor U.S. Value
o        Advisor Mid Cap Growth
o        Large Cap Core
o        Multi Cap Value
3 Follow the instructions on your computer screen.

HOW DO I VOTE BY TELEPHONE?
You need to use a touch-tone telephone.
1 Have your proxy card ready.
2 Dial the toll-free number listed in your proxy materials.
3 Enter the control number found on the card.
4 Follow the instructions in the phone system.

                                                                   [STRONG LOGO]

--------------------- ----------------------------------------------------------
Shareholder:          Alamo Sample Card for
                      Strong Advisor Mid Cap Growth Fund
                      280 Oser Ave
                      Hauppauge, NY 11788

Account:              1234567890 / 455-9999-9999-000

Previous vote:        No Previous Vote Collected
--------------------- ----------------------------------------------------------


                       Strong Advisor Mid Cap Growth Fund

---------------------------------------------------------------------- --------------------------------------
                    Applicable Campaign Proposal                       Mark - Board Recommended
---------------------------------------------------------------------- --------------------------------------
---------------------------------------------------------------------- --------------------------------------
1. To approve the Plan of Reorganization of Strong Equity Funds,         __For __Against __Abstain
Inc., on behalf of the Strong Advisor Mid Cap Growth Fund, including an amendment to the Articles of Incorporation, as described in the
Proxy Statement/Prospectus, and the transactions it contemplates.
---------------------------------------------------------------------- --------------------------------------
---------------------------------------------------------------------- --------------------------------------
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
---------------------------------------------------------------------- --------------------------------------
---------------------------------------------------------------------- --------------------------------------
                                                                       Voting Instructions
---------------------------------------------------------------------- --------------------------------------


[image of envelope] Enter your e-mail address here if you would like an e-mail confirmation of your vote. _______________

Your answer has been marked according to your last recorded vote. Please change as appropriate before submission. If you have questions regarding the proposal, please call (866) 204-6490.

                                            [Cancel button]   [Vote Now! Button]

                                  [STRONG LOGO]

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet Voting site at any time before the meeting on Friday, October 31, 2003 at 9:00 AM[CT] to submit new voting instructions.

This is a summary of your voting instructions for the Strong Advisor Mid Cap Growth. You may print this page for your records.

                       Strong Advisor Mid Cap Growth Fund

-------------------------------------------------------------------------------------------------------------
Instructions submitted on (weekday, month, day, year) at (time)
Transaction code: 999999999-9999999
-------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------- --------------------------------
1. To approve the Plan of Reorganization of Strong Equity Funds, Inc., on     [voting instruction]
behalf of the Strong Advisor Mid Cap Growth Fund, including
an amendment to the Articles of Incorporation, as described in the Proxy
Statement/Prospectus, and the transactions it contemplates.
---------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------- --------------------------------
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
---------------------------------------------------------------------------- --------------------------------

[Image of clipboard] If you wish to vote another card, please click here.

The undersigned hereby revokes all previous proxies and constitutes and appoints Christopher O. Petersen and Richard W. Smirl as proxies, each with power to act without the other, and with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Strong Advisor Mid Cap Growth Fund ("Fund"), a series of Strong Equity Funds, Inc., which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Meeting") to be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on October 31, 2003, at 9:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated September 15, 2003, receipt of which is hereby acknowledged.

                                                                   [STRONG LOGO]

--------------------- ----------------------------------------------------------
Shareholder:          Alamo Sample Card for
                      Strong Multi Cap Value Fund
                      280 Oser Ave
                      Hauppauge, NY 11788

Account:              1234567890 / 455-9999-9999-000

Previous vote:        No Previous Vote Collected

--------------------- ----------------------------------------------------------

                           Strong Multi Cap Value Fund

---------------------------------------------------------------------- --------------------------------------
                    Applicable Campaign Proposal                       Mark - Board Recommended
---------------------------------------------------------------------- --------------------------------------
---------------------------------------------------------------------- --------------------------------------
1A. To approve the Agreement and Plan of Reorganization of Strong               Not Applicable
Equity Funds, Inc., on behalf of the Strong Large Cap Core Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.
---------------------------------------------------------------------- --------------------------------------
---------------------------------------------------------------------- --------------------------------------
1B. To approve the Agreement and Plan of Reorganization of Strong            __For__Against __Abstain
Equity Funds II, Inc., on behalf of the Strong Multi Cap
Value Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.
---------------------------------------------------------------------- --------------------------------------
---------------------------------------------------------------------- --------------------------------------
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
---------------------------------------------------------------------- --------------------------------------
---------------------------------------------------------------------- --------------------------------------
                                                                       Voting Instructions
---------------------------------------------------------------------- --------------------------------------


[image of envelope] Enter your e-mail address here if you would like an e-mail confirmation of your vote. _______________

Your answer has been marked according to your last recorded vote. Please change as appropriate before submission. If you have questions regarding the proposal, please call (866) 204-6490.

                                              [Cancel button] [Vote Now! Button]

                                                             [STRONG LOGO]

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet Voting site at any time before the meeting on Friday, October 31, 2003 at 9:00 AM[CT] to submit new voting instructions.

This is a summary of your voting instructions for the Strong Large Cap Core Fund and Strong Multi Cap Value Fund. You may print this page for your records.

                           Strong Multi Cap Value Fund

-------------------------------------------------------------------------------------------------------------
Instructions submitted on (weekday, month, day, year) at (time) Transaction code: 999999999-9999999
-------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------- --------------------------------
1A. To approve the Agreement and Plan of Reorganization of Strong Equity                Not Applicable
Funds, Inc., on behalf of the Strong Large Cap Core Fund, including an amendment to the Articles of Incorporation, as described in the Proxy
Statement/Prospectus, and the transactions it contemplates.
---------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------- --------------------------------
1B. To approve the Agreement and Plan of Reorganization of Strong Equity                [voting instruction]
Funds II, Inc., on behalf of the Strong Multi Cap Value Fund, including an amendment to the Articles of Incorporation, as described in the
Proxy Statement/Prospectus, and the transactions it contemplates.
---------------------------------------------------------------------------- --------------------------------
---------------------------------------------------------------------------- --------------------------------
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
---------------------------------------------------------------------------- --------------------------------

[Image of clipboard] If you wish to vote another card, please click here.

The undersigned hereby revokes all previous proxies and constitutes and appoints Christopher O. Petersen and Richard W. Smirl as proxies, each with power to act without the other, and with power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of stock of the Strong Large Cap Core Fund ("Large Cap Core Fund"), a series of Strong Equity Funds, Inc. and, all shares of stock of the Strong Multi Cap Value Fund ("Multi Cap Value Fund"), a series of Strong Equity Funds II, Inc., which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Meeting") to be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 on October 31, 2003, at 9:00 a.m., Central Time, and at any adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus dated September 15, 2003, receipt of which is hereby acknowledged.